November 15, 1995
Dear Shareholder:

We're pleased to present the semi-annual report of the Franklin Multi-Income Trust for the period ended September 30, 1995.

The effects of several interest rate increases made during 1994 and early 1995 were realized by March of this year. U.S. Gross Domestic Product (GDP) fell from an annualized rate of 5.1% in the fourth quarter of 1994 to just 2.7% and 1.1% in the first and second quarters of 1995, respectively.* This reduction led many to believe the Federal Reserve Board had been overzealous in its bid to increase short-term interest rates, and prompted fears that another recession was approaching. In response to this slowed growth, the Fed lowered the federal funds target rate on July 6, 1995, to 5.75% from 6.00%. Since then, the economy appears to have stabilized.

Interest rate changes affect investments of all types, including the high yield corporate bonds and utility stocks in which the Trust invests. The Trust performed very favorably in the economic environment that prevailed during the past six months. The Manager's Discussion on page 2 provides specific details regarding how this performance was achieved.

As always, we appreciate your support of the Franklin Multi-Income Trust. Please feel free to contact us if you have questions or concerns. We look forward to serving your investment needs in the future.

Sincerely,



Charles B. Johnson
Chairman
Franklin Multi-Income Trust


*Source: U.S. Commerce Department

Table of Contents                                     Page

Manager's Discussion                                     2

Performance Summary                                      5

Portfolio Operations                                     7

Dividend Reinvestment Plan                               8

Results of Shareholder Meeting                          10

Statement of Investments                                11

Financial Statements                                    17

Notes to Financial Statements                           19







MANAGER'S DISCUSSION


Trust's Objective:

The Franklin Multi-Income Trust seeks to provide high current income consistent with preservation of capital, as well as growth of income through dividend increases and capital appreciation. In seeking to achieve these objectives, the Trust invests primarily in lower rated, higher yielding bonds and utilities securities.

We are pleased to report that during the six-month period ended September 30, 1995, the Franklin Multi-Income Trust reported a cumulative total return of +10.18%, based on the change in its market price on the New York Stock Exchange. This performance exceeded returns in nearly every income sector, including the short-term Treasury market (+3.48%)* and the high yield corporate bond market (+9.11%).**

A number of factors contributed to the Trust's performance. First, general economic trends, most notably declining interest rates, created an ideal environment for high yield corporate bonds and utility stocks, two sectors in which the Trust invests. High yield corporate bonds benefited from moderate economic growth and low inflation levels, which enabled companies to improve earnings and strengthen their balance sheets. In addition, falling interest rates led to higher corporate profits in many cases, and fueled a long-awaited price rally in utility stocks.

Second, the Trust's assets were strategically positioned in industries that outperformed the overall bond market. For instance, the fund's holdings in the cable television and media/ broadcasting industries (10.1% of the Trust's total net assets), benefited from some high-profile mergers involving well-known companies such as ABC, Disney, Viacom and Time-Warner. Many of the Trust's cable and media holdings, including Continental Cablevision and Turner Broadcasting, benefited from the speculation of potential buy-outs that surrounded such companies in recent months.


*Source: Merrill Lynch Taxable Bond Indices, 9/95
**Source: Micropal


A recent trend toward consolidation also sparked strong performance in the health care sector (5.3% of the Trust's total net assets). During the year, many health care companies merged for greater economies of scale in hopes of competing with larger HMOs. OrNda Health Care, an operator of acute care hospitals and one of the Trust's largest positions in the health care industry, recently acquired a number of other hospital facilities. Another consolidation involved Abbey Health Care Group, a home health care provider, which merged with Homedco. Such activity helped to boost the performance of the health care industry during this reporting period.


   Franklin Multi-Income Trust Top 10 Company Holdings As a percentage of total net assets September 30, 1995

   Company                                          % of total
   Industry                                         net assets

   Southern Company                                  3.65%
   Utility (stocks)

   Scana Corp.                                       3.52%
   Utility (stocks)

   Allegheny Power System, Inc.                      3.11%
   Utility (stocks)

   CINergy Corp.                                     2.63%
   Utility (stocks)

   Public Service Co. of Colorado                    2.60%
   Utility (stocks)

   Wisconsin Energy                                  2.59%
   Utility (stocks)

   FPL Group, Inc.                                   2.56%
   Utility (stocks)

   Dominion Resources                                2.54%
   Utility (stocks)

   Comcast Cellular Corp.                            2.52%
   Wireless Communications (bonds)

   Duke Power Co.                                    2.50%
   Utility (stocks)



For a complete list of portfolio holdings, please see page 11 of this report.


Our utility holdings also played a large part in the Trust's strong performance. As the utility market began to recover in 1995, we increased the Trust's holdings significantly to 48.4% of the portfolio's net assets as of September 30, 1995, from 32.9% six months earlier. By the end of the reporting period, utility stocks represented nine of the Trust's top 10 holdings, as the table on page 3 illustrates. The largest holding in the Trust, representing 3.65% of its total net assets, is the Southern Company. This position emphasizes not only the Trust's increased awareness of utilities, but also the strong performance in that sector. In addition, we concentrated on companies we expected would benefit from the increased competition that the certainty of deregulation will bring.

The Trust's assets are invested in 99 positions spanning more than 20 industries. Corporate bonds represented 57.67% of the total portfolio at period-end, slightly below the 61.32% this sector represented six months earlier.

Our outlook for the economy and the Franklin Multi-Income Trust is positive. The Federal Reserve appears to be adopting a monetary policy which should foster moderate growth, maintain the current low level of inflation and reduce the chances of recession. This combination of mild growth and inflation will likely benefit the financial markets in general, and the high yield corporate bond and utility equity sectors in particular. High yield bond issuers will most likely continue to experience higher earnings and stronger balance sheets, which should positively affect the high yield market. As for utility securities, this year's rally appears to have been sustained. Overall, we believe this sector should benefit from continued consolidation and increased competition that will follow deregulation.


Performance Summary

The Franklin Multi-Income Trust continued to meet its objective of providing high current income to its shareholders. The fund produced cumulative total returns of +10.18% for the six-month and +24.43% for the one-year periods ended September 30, 1995. Total return reflects the change in the New York Stock Exchange (NYSE) market price of an investment. Based on the change in net asset value (as opposed to market price), six-month and one-year total returns for the same period were +11.95% and +22.74%, respectively. All total return calculations assume reinvestment of dividends and capital gains according to the terms specified in the Trust's Dividend Reinvestment Plan.

The Trust's closing price on the NYSE increased to $9.25 per share on September 30, 1995 from $8.75 on March 31, 1995, and its net asset value price per share increased to $10.35 on September 30, 1995, from $9.60 on March 31, 1995.

During the reporting period, shareholders received income distributions totaling
38.4 cents ($0.384) per share. Dividends will vary based on the Trust's earnings and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of the current monthly dividend of 6.4 cents ($0.064) per share and the NYSE closing price of $9.25 on September 30, 1995, the Trust's distribution rate was 8.30%.+


+High yields reflect the higher credit risks associated with certain lower rated securities in the Trust's portfolio and, in some cases, the lower market prices for these instruments.



The past six months exhibited substantial progress in the investment market; however, investors should be aware that short-term price fluctuations in the Franklin Multi-Income Trust may occur. It is our belief that the Trust's performance will be especially rewarding for long-term investors. For example, the Trust's average annual total returns at net asset value and market price were +14.28% and +10.80% respectively, since inception. Average annual total return represents the average annual increase in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains according to the terms specified in the Trust's Dividend Reinvestment Plan.
Past performance is not predictive of future results.




Franklin Multi-Income Trust
Cumulative Total Returns*
Period Ended September 30, 1995
                                                        Since
                                                      Inception
                                 1-year     5-year    (10/09/89)

Based on change                 22.74%     145.36%     122.15%
 in net asset value
Based on change                 24.43%     179.93%      84.64%
 in market price
Distribution Rate**                   8.30%

*Total return calculations are based on the change in net asset value, assuming reinvestment of dividends and capital gains according to the terms specified in the Trust's Dividend Reinvestment Plan.
**Based on an annualization of the current 6.4 cents per share monthly dividend and the New York Stock Exchange closing price of $9.25 on September 30, 1995. Past performance is not predictive of future results.



PORTFOLIO OPERATIONS

The following persons are primarily responsible for the day-to-day management of the Trust's portfolio: Edward Jamieson since 1989 and Christopher Molumphy since 1991.

Edward Jamieson
Senior Vice President
Franklin Advisers, Inc.

Mr. Jamieson holds a bachelor of arts degree in sociology from Bucknell University and a master's degree in accounting and finance from the University of Chicago Graduate School of Business. He has been with Advisers since 1987 and for the two years prior thereto, he was treasurer of Beatrice Consumer Products, Inc. and an executive with Pepsico, Inc.'s Corporate Treasury where he served as Director of International Treasury. He is a member of several securities industry-related committees and associations.

Christopher Molumphy
Senior Portfolio Manager
Franklin Advisers, Inc.

Mr. Molumphy holds a bachelor of arts degree in economics from Stanford University and a master's degree in finance from the University of Chicago. He has been with Advisers since 1988. He is a Chartered Financial Analyst (CFA) and a member of several securities industry associations.


DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and/or capital gain distributions in shares of the Fund. The Shareholder Services Group ("TSSG" or "Plan Agent"), c/o Corporate Securities, 53 State St., Boston, Massachusetts 02109, acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares, carried to three decimal places. The complete terms and conditions of the Plan are contained in the Fund's prospectus, dated October 24, 1989, used in connection with its initial public offering. A copy of that prospectus may be obtained from the Fund at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Plan Agent in the open market. If the market price exceeds the net asset value per share of the Fund, participants in the Plan will pay a price per share which exceeds the net asset value per share in connection with purchases through the Plan. All reinvestments are in full and fractional shares. The Fund does not issue new shares in connection with the Plan.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Fund. Whenever shares are purchased through the exchange on which they are listed, each participant will pay a pro rata portion of brokerage commissions. The automatic reinvestment of dividends and distributions does not relieve shareholders of liability for any taxes which may be payable on dividends or distributions.

Generally, income and capital gains resulting from dividends and distributions received in the form of shares of the Fund are realized notwithstanding the fact that cash is not received by shareholders.

You will receive a monthly account statement from the Plan Agent showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent, in writing, at the address above. If you withdraw from the Plan, you will receive a certificate issued in your name for all full shares and the Plan Agent will convert any fractional shares you hold at the time of withdrawal to cash at the then current market price and send you a check for the proceeds. If you prefer, the Plan Agent will sell all of your full and fractional shares upon your withdrawal and send you the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information.








FRANKLIN MULTI-INCOME TRUST

Annual Meeting of Shareholders
July 21, 1995

At an Annual Meeting of Shareholders of the Fund held on July 21, 1995, shareholders of the Fund voted as follows:

1. Regarding the election of trustees to be Class 3 Trustees of the Fund, to hold office for a three-year term ending in 1998.



                                                                                                        %
                                                                        For                (%)        Voted       Withheld      (%)

Edward B. Jamieson...................................................3,372,674            57.58       97.87        73,333      2.13
Charles B. Johnson...................................................3,386,281            57.81       98.27        59,726      1.73
Rupert H. Johnson, Jr................................................3,367,642            57.49       97.73        78,365      2.27


2. Regarding the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending March 31, 1996.

                 For                     (%)       % of Voted        Against      (%)        Abstain      (%)
               3,369,113                57.52         97.77           62,808     1.82         14,086      4.09





FRANKLIN MULTI-INCOME TRUST

Statement of Investments in Securities and Net Assets, September 30, 1995 (unaudited)


    Shares/                                                                                                               Value
   Warrants                                                                                                             (Note 3)
                      Common Stocks/Warrants  49.8%
                      Energy  1.3%
        33,300        Ultramar Corp...............................................................................       $  790,875
                                                                                                                     ---------------
                      Gaming/Leisure  .1%
           526      a Host Marriott Corp..........................................................................            6,509
           526        Marriott International, Inc.................................................................           19,659
                                                                                                                     ---------------
                                                                                                                             26,168
                                                                                                                     ---------------
                      Industrial
         1,000      a Gulf States Steel, warrants.................................................................           12,500
           518      a Thermadyne Industries, Inc..................................................................            9,324
                                                                                                                     ---------------
                                                                                                                             21,824
                                                                                                                     ---------------
                      Utilities   48.4%
        74,000        Allegheny Power System, Inc.................................................................        1,887,000
        40,000        American Electric Power Co., Inc............................................................        1,455,000
        12,100        Ameritech Corp..............................................................................          630,713
        11,000        Bellsouth Corp..............................................................................          804,375
        59,000        Central & South West Corp...................................................................        1,504,500
        57,200        CINergy Corp................................................................................        1,594,450
        41,000        Dominion Resources, Inc.....................................................................        1,542,625
        60,600        DPL, Inc....................................................................................        1,401,375
        35,000        Duke Power Co...............................................................................        1,518,125
        38,000        FPL Group, Inc..............................................................................        1,553,250
         6,800        New England Electric System.................................................................          251,600
        39,600        Pacific Enterprises.........................................................................          994,950
        46,200        Pacific Gas & Electric Co...................................................................        1,380,225
        50,000        PacifiCorp..................................................................................          950,000
        46,000        Public Service Co. of Colorado..............................................................        1,575,500
        25,000        Puget Sound Power & Light Co................................................................          581,250
        34,000        San Diego Gas & Electric Co. ...............................................................          786,250
        11,000        SBC Communications, Inc. ...................................................................          605,000
        89,000        Scana Corp..................................................................................        2,136,000
        14,500        SCEcorp.....................................................................................          257,375
        93,600        Southern Co.................................................................................        2,211,300
        36,000        Texas Utilities Co..........................................................................        1,255,500
        30,000        Wicor Inc...................................................................................          907,500
        55,600        Wisconsin Energy Corp.......................................................................        1,570,700
                                                                                                                         29,354,563
                                                                                                                     ---------------
                            Total Common Stocks (Cost $25,818,241) ...............................................       30,193,430
                                                                                                                     ---------------

Statement of Investments in Securities and Net Assets, September 30, 1995
(unaudited) (cont.)


    Shares/                                                                                                               Value
   Warrants                                                                                                             (Note 3)
                      Partnership Units  .1%
                      Financials
             1  a,b,e PG Partners I, L.P. (Cost $47,572)..........................................................        $  90,480
                                                                                                                     ---------------
                      Preferred Stocks  1.5%
                      Consumer Goods  .8%
        70,000        RJR Nabisco Holdings Corp., $0.83 cvt. pfd., Series A ......................................          472,500
                                                                                                                     ---------------
                      Energy  .7%
         7,000      c Occidental Petroleum Corp., $3.875 cvt. pfd. ...............................................          404,250
                                                                                                                     ---------------
                            Total Preferred Stocks (Cost $845,600) ...............................................          876,750
                                                                                                                     ---------------
     Face
    Amount
                      Bonds  72.1%
                      Automotive  1.4%
    $  850,000        SPX Corp., senior sub. notes, 11.75%, 06/01/02 .............................................          903,125
                                                                                                                     ---------------
                      Cable Television  7.5%
     1,500,000      f Bell Cablemedia, Plc., senior disc. notes, zero coupon to 07/15/99, (original
                       accretion rate 11.95%), 11.95% thereafter, 07/15/04 .......................................        1,012,500
       500,000        Century Communications Corp., senior notes, 9.50%, 03/01/05 ................................          503,750
       500,000        Continental Cablevision, Inc., senior sub. deb., 11.00%, 06/01/07 ..........................          555,000
       500,000        Continental Cablevision, Inc., senior sub. deb., 9.00%, 09/01/08 ...........................          512,500
       600,000      g Rogers Cable System, Ltd., senior secured deb. (Canada), 9.65%, 01/15/14 ...................          383,957
     1,000,000        Tele-Communications, Inc., senior sub. deb., 9.80%, 02/01/12 ...............................        1,138,389
       500,000        Turner Broadcasting Systems, Inc., senior deb., 8.40%, 02/01/24 ............................          467,500
                                                                                                                     ---------------
                                                                                                                          4,573,596
                                                                                                                     ---------------
                      Chemicals  3.2%
     1,000,000      f Harris Chemical North America, Inc., senior secured disc. notes, zero coupon
                       to 01/15/96, (original accretion rate 10.25%), 10.25% thereafter, 07/15/01 ................          892,500
       100,000        IMC Global, Inc., senior deb., 9.45%, 12/15/11 .............................................          103,000
       400,000        IMC Global, Inc., senior notes, 9.25%, 10/01/00 ............................................          412,500
       300,000        IMC Global, Inc., senior notes, Series B, 10.125%, 06/15/01 ................................          320,250
       200,000        IMC Global, Inc., senior notes, Series B, 10.75%, 06/15/03 .................................          217,000
                                                                                                                     ---------------
                                                                                                                          1,945,250
                                                                                                                     ---------------
                      Consumer Products  3.3%
     1,000,000        Revlon Consumer Products Corp., senior sub. notes, 10.50%, 02/15/03 ........................        1,020,000
       500,000        RJR Nabisco, Inc., senior notes, 9.25%, 08/15/13 ...........................................          505,000
       500,000        Sealy Corp., senior sub. notes, 9.50%, 05/01/03 ............................................          500,000
                                                                                                                     ---------------
                                                                                                                          2,025,000
                                                                                                                     ---------------

                      Containers/Packaging  2.0%
  $  1,000,000        Owens-Illinois, Inc., senior sub. notes, 9.75%, 08/15/04....................................     $  1,030,000
       200,000        Stone Container Corp., senior notes, 11.50%, 10/01/04 ......................................          210,500
                                                                                                                     ---------------
                                                                                                                          1,240,500
                                                                                                                     ---------------
                      Energy  1.7%
     1,000,000        Gulf Canada, senior sub. notes, 9.25%, 01/15/04 ............................................        1,020,080
                                                                                                                     ---------------
                      Food & Beverages  3.4%
       200,000        Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 .............................          212,500
     1,346,000      c Del Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 .........................................          962,390
       250,000      c Dominick's Finer Foods, senior sub. notes, 10.875%, 05/01/05 ...............................          258,438
       100,000        Dr Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 02/15/00 .......................          104,750
       500,000        PMI Acquisition Corp., senior sub. notes, 10.25%, 09/01/03 .................................          510,000
                                                                                                                     ---------------
                                                                                                                          2,048,078
                                                                                                                     ---------------
                      Food Retailing  8.0%
     1,000,000        Brunos, Inc., senior sub. notes, 10.50%, 08/01/05 ..........................................          980,000
     1,000,000        Pathmark Stores, Inc., senior sub. notes, 9.625%, 05/01/03 .................................          992,500
     1,000,000        Penn Traffic Co., senior sub. notes, 10.375%, 10/01/04 .....................................          945,000
       500,000        Pueblo Xtra International, senior notes, 9.50%, 08/01/03 ...................................          472,500
       500,000        Ralphs Grocery Co., senior notes, 10.45%, 06/15/04..........................................          491,250
     1,000,000        Ralphs Grocery Co., senior sub. notes, 11.00%, 06/15/05.....................................          940,000
                                                                                                                     ---------------
                                                                                                                          4,821,250
                                                                                                                     ---------------
                      Forest/Paper Products  6.9%
     1,000,000        Fort Howard Corp., senior sub. notes, 9.00%, 02/01/06.......................................          935,000
     1,000,000        REPAP New Brunswick, senior notes, 10.625%, 04/15/05 .......................................        1,012,500
       500,000        REPAP Wisconsin, Inc., senior secured notes, 9.25%, 02/01/02 ...............................          483,750
       600,000        S.D. Warren Co., senior sub. notes, 12.00%, 12/15/04 .......................................          666,000
     1,000,000        Tjiwi Kimia International, guaranteed senior notes, 13.25%, 08/01/01 .......................        1,090,000
                                                                                                                     ---------------
                                                                                                                          4,187,250
                                                                                                                     ---------------
                      Gaming/Leisure  4.8%
     1,000,000        Aztar Corp., senior sub. notes, 13.75%, 10/01/04 ...........................................        1,080,000
       250,000      c Players International Inc., senior notes, 10.875%, 04/15/05 ................................          236,250
       500,000        Red Roof Inns, senior notes, 9.625%, 12/15/03 ..............................................          487,500
     1,000,000        Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ........................................        1,087,500
                                                                                                                     ---------------
                                                                                                                          2,891,250
                                                                                                                     ---------------
                      Health Care  5.3%
     1,000,000        Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 ...........................        1,050,000
       176,981        Amerisource Corp., senior deb., PIK, 11.25%, 07/15/05 ......................................          192,024

  $  1,000,000        OrNda Healthcorp., guaranteed senior sub. notes, 11.375%, 08/15/04 .........................      $ 1,117,500
       800,000        Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 ...............................          848,000
                                                                                                                     ---------------
                                                                                                                          3,207,524
                                                                                                                     ---------------
                      Industrial  3.4%
       350,000        American Standard, Inc., senior deb., 11.375%, 05/15/04 ....................................          386,750
       500,000        American Standard, Inc., senior sub. notes, 9.875%, 06/01//01 ..............................          533,750
       600,000        Inter-City Products Corp., senior secured notes, 9.75%, 03/01/00 ...........................          507,000
       259,000        Thermadyne Industries, Inc., senior notes, 10.25%, 05/01/02.................................          260,295
       359,000        Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03...................................          357,205
                                                                                                                     ---------------
                                                                                                                          2,045,000
                                                                                                                     ---------------
                      Media/Broadcasting  2.6%
       500,000        American Media Operation, senior sub. notes, 11.625%, 11/15/04 .............................          517,500
     1,000,000        New World Television, Inc., senior notes, 11.00%, 06/30/05 .................................        1,065,000
                                                                                                                     ---------------
                                                                                                                          1,582,500
                                                                                                                     ---------------
                      Metals & Mining  3.2%
     1,000,000      f Acme Metals, Inc., senior secured disc. notes, zero coupon to 08/01/97,
                       (original accretion rate 13.50%), 13.50% thereafter, 08/01/04 .............................          780,000
     1,000,000      c Gulf States Steel, 13.50%, 04/15/03 ........................................................          935,000
       180,000        UCAR Global Enterprises, senior sub. notes, 12.00%, 01/15/05 ...............................          205,200
                                                                                                                     ---------------
                                                                                                                          1,920,200
                                                                                                                     ---------------
                      Restaurants  2.4%
     1,000,000        Flagstar Corp., senior sub. deb., 11.375%, 09/15/03 ........................................          785,000
       700,000        Foodmaker, Inc., S.F., senior sub. notes, 9.25%, 03/01/99 ..................................          649,250
                                                                                                                     ---------------
                                                                                                                          1,434,250
                                                                                                                     ---------------
                      Retail  .5%
       240,000      c Danka Business Systems, Plc., cvt. sub. notes, 6.75%, 04/01/02 .............................          332,400
                                                                                                                     ---------------
                      Technology/Information Systems  3.3%
     1,000,000        ADT Operations, guaranteed senior sub. notes, 9.25%, 08/01/03 ..............................        1,050,000
       400,000      c Altera Corp., cvt. sub. notes, 5.75%, 06/15/02 .............................................          549,500
       500,000      d Anacomp, Inc., S.F., senior sub. notes, 15.00%, 11/01/00 ...................................          372,500
                                                                                                                     ---------------
                                                                                                                          1,972,000
                                                                                                                     ---------------
                      Textiles/Apparel  3.0%
       957,000        JPS Textiles Group, Inc., S.F., sub. disc. notes, 10.85%, 06/01/99 .........................          818,235
     1,000,000        WestPoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05 ................................          977,500
                                                                                                                     ---------------
                                                                                                                          1,795,735
                                                                                                                     ---------------
                      Transportation  1.9%
   $ 1,000,000        Delta Air Lines, Inc., S.F., pass through equipment trust, 10.50%, 04/30/16 ................      $ 1,171,494
                                                                                                                     ---------------
                      Utilities  .9%
       500,000        Midland Funding II, S.F., senior lease obligation, Series A, 11.75%, 07/23/05 ..............          524,415
                                                                                                                     ---------------
                      Wireless Communication  3.4%
     2,000,000      f Comcast Cellular Corp., Series B, (original accretion rate 11.37%), 0.00%, 03/05/00.........        1,530,000
       500,000        Rogers Cantel Mobile Communications, Inc., S.F., guaranteed senior secured
                       notes, 10.75%, 11/01/01 ...................................................................          526,875
                                                                                                                     ---------------
                                                                                                                          2,056,875
                                                                                                                     ---------------
                            Total Bonds (Cost $42,590,889) .......................................................       43,697,772
                                                                                                                     ---------------
                      Foreign Government Agencies  .8%
     2,175,000      g ESCOM, E168, utility deb. (South Africa), 11.00%, 06/01/08 (Cost $511,287) .................          457,573
                                                                                                                     ---------------
                            Total Common Stocks, Partnership Units, Preferred Stocks, Bonds
                             and Foreign Government Agencies (Cost $69,813,589) ..................................       75,316,005
                                                                                                                     ---------------
                  h,i Receivables from Repurchase Agreements  .7%
       471,291        Joint Repurchase Agreement, 6.429%, 10/02/95 (Cost $462,101)
                       Daiwa Securities America, Inc., (Maturity Value $226,948)
                        Collateral: U.S. Treasury Bills, 03/28/96
                       Swiss Bank Corp., (Maturity Value $235,400)
                        Collateral: U.S. Treasury Notes, 6.125% - 6.75%, 05/15/97 - 08/31/00......................          462,101
                                                                                                                     ---------------
                                Total Investments (Cost $70,275,690)  125.0% .....................................       75,778,106
                                Liabilities in Excess of Other Assets, Net  (25.0)% ..............................      (15,142,843)
                                                                                                                     ---------------
                                Net Assets  100.0% ...............................................................      $60,635,263
                                                                                                                     ===============



                      At September 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $70,228,118 was as follows:
                        Aggregate gross unrealized appreciation for all investments in which there was an
                         excess of value over tax cost ...........................................................      $ 6,769,592
                        Aggregate gross unrealized depreciation for all investments in which there was an
                         excess of tax cost over value............................................................       (1,267,176)
                                                                                                                     ---------------
                        Net unrealized appreciation...............................................................     $  5,502,416
                                                                                                                     ===============



PORTFOLIO ABBREVIATIONS:
L.P.  -  Limited Partnership
PIK   -  Payment-in-Kind
S.F.  -  Sinking Fund


aNon-income producing.
bSee Note 8 regarding restricted securities.
cSee Note 9 regarding Rule 144A securities.
dSee Note 10 regarding credit risk and defaulted securities.
eSee Note 3(a) regarding securities valued by the Board of Trustees. fZero coupon/step-up bonds. The current effective yield may vary.
 The original accretion rate will remain constant.
gFace amount stated in foreign currencies, value in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral. iSee Note 3(f) regarding Joint Repurchase Agreement.

The accompanying notes are an integral part of these financial statements.





FRANKLIN MULTI-INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 1995 (unaudited)


Assets:
 Investments in securities, at value
  (identified cost $69,813,589)                     $75,316,005
 Receivables from repurchase agreements,
  at value and cost                                     462,101
 Dividend and interest receivables                    1,266,665
 Unamortized note issuance costs (Note 2)               123,092
                                                   ------------

      Total assets                                   77,167,863
                                                   ------------

Liabilities:
 Payables:
  Notes (Note 2)                                     16,000,000
  Accrued interest (Note 2)                              51,200
  Distributions to shareholders                         374,886
  Management fees                                        53,699
 Accrued expenses and other liabilities                  52,815
                                                   ------------

      Total liabilities                              16,532,600
                                                   ------------

Net assets, at value                                $60,635,263
                                                   ============


Net assets consist of:
 Undistributed net investment income                   $ 42,213
 Unrealized appreciation on investments
  and translation of assets and liabilities
  denominated in foreign currencies                   5,502,484
 Net realized gain from investments
  and foreign currency transactions                   1,299,786
 Capital shares                                          58,576
 Additional paid-in capital                          53,732,204
                                                   ------------

Net assets, at value                                $60,635,263
                                                   ============


Net asset value per share
 ($60,635,263 O 5,857,600 shares of
 beneficial interest outstanding)                        $10.35
                                                   ============



Statement of Operations
for the six months ended September 30, 1995 (unaudited)


Investment income:
 Dividends                          $   831,715
 Interest                             2,479,795
                                   ------------

      Total income                                   $3,311,510
Expenses:
 Management fees (Note 5)               317,663
 Shareholder servicing costs             14,949
 Professional fees                       16,289
 Reports to shareholders                 11,636
 Trustees' fees and expenses              6,766
 Custodian fees                           3,983
 Amortization of note
  issuance costs (Note 2)                14,625
 Other                                   15,854
                                   ------------

      Operating expenses                401,765
 Interest expense (Note 2)              576,000
                                   ------------

      Total expenses                                    977,765
                                                   ------------

       Net investment income                          2,333,745
                                                   ------------

Realized and unrealized
 gain (loss) from investments
 and foreign currency:
  Net realized gain from:
   Investments                                        1,230,738
   Foreign currency
    transactions                                          1,909
  Net unrealized appreciation
   (depreciation) on:
    Investments                                       3,089,806
    Translation of assets
     and liabilities denominated
     in foreign currencies                               (2,096)
                                                   ------------

      Net realized and
       unrealized gain on
       investments and
       foreign currency                               4,320,357
                                                   ------------

Net increase in net assets
 resulting from operations                           $6,654,102
                                                   ============



FRANKLIN MULTI-INCOME TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended September 30, 1995 (unaudited) and the year ended March 31, 1995


                                   Six months       Year ended
                                  Ended 9/30/95       3/31/95
                                  ----------        ---------
Increase (decrease) in net assets:
Operations:
 Net investment income            $ 2,333,745     $  4,559,134
 Net realized gain from
 investments and
 foreign currency
 transactions                       1,232,647          658,632
 Net unrealized appreci-
 ation (depreciation) on
 investments and
 translation of assets and
 liabilities denominated in
 foreign currencies                 3,087,710       (1,110,555)
                                   ----------       ----------
     Net increase in net
 assets resulting
 from operations                    6,654,102        4,107,211
Distributions to
 shareholders from:
  Undistributed net
 investment income                 (2,249,318)      (4,567,225)
  Distributions in
   excess of net invest-
   ment income                             --          (48,564)*
  Net realized
 capital gain                              --       (1,651,843)
                                   ----------       ----------
    Net increase
 (decrease) in
 net assets                         4,404,784       (2,160,421)
Net assets:
 Beginning of period               56,230,479       58,390,900
                                   ----------       ----------
End of period (including
 undistributed net invest-
 ment income of $42,213 at
9/30/95, and accumu-
 lated distribution in excess
 of net investment income
of $44,123 at 3/31/95)            $60,635,263      $56,230,479
                                   ==========       ==========

Statement of Cash Flows
for the six months ended September 30, 1995 (unaudited)

Dividends and interest received                    $  2,902,525
Operating expenses paid                                (374,784)
Interest expense paid                                  (576,001)
                                                   ------------
 Cash provided - operations                           1,951,740
                                                   ------------
Investment purchases                               (165,293,366)
Investment sales                                    165,535,944
                                                   ------------
 Cash provided - investments                            242,578
                                                   ------------
Distributions to shareholders                        (2,249,318)
                                                   ------------
 Cash used - financing activities                    (2,249,318)
                                                   ------------

Net decrease in cash                                    (55,000)
Cash at beginning of period                              55,000
                                                   ------------

Cash at end of period                                    $   --
                                                   ============




*The excess distributions are due to timing differences between book and tax basis (Note 4).

The accompanying notes are an integral part of these financial statements.



FRANKLIN MULTI-INCOME TRUST

Notes to Financial Statements (unaudited)




NOTE 1 - ORGANIZATION

Franklin Multi-Income Trust (the "Fund") was organized as a Massachusetts business trust on August 22, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund has two classes of securities:
senior fixed-rate notes (the "Notes") and shares of beneficial interest (the "Shares").


NOTE 2 - SENIOR FIXED-RATE NOTES

At the Annual Meeting of Shareholders of the Fund held on August 16, 1994, the shareholders authorized the issuance of a new class of five-year senior notes (the "Notes") to be used to defease and retire certain existing notes. On September 15, 1994, the Fund received proceeds of $16,000,000 from the issuance of the Notes. The proceeds were used to defease and retire the Fund's 91/8%, $16,000,000 Senior Fixed-Rate Notes which matured on October 15, 1994.

The Notes are general unsecured obligations of the Fund and rank senior to all existing or future unsecured indebtedness of the Fund. The Notes are senior to the Shares and, in any liquidation of the Fund, the Notes must be paid in full before any payments would be made with respect to the Shares. The Notes bear interest, payable semi-annually, at the rate of 7.20% per annum, to their maturity on September 15, 1999.

The Notes were issued in a private placement, and are not available for resale. Therefore, no market value can be obtained for the Notes.

Under the Investment Company Act of 1940, the Fund is required to maintain asset coverage for the Notes of at least 300%. In addition, pursuant to the agreement with respect to the Notes, the Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio that equals or exceeds the Note Basic Maintenance Amount under guidelines established by Standard & Poor's Corporation. The Fund has met these requirements for the six months ended September 30, 1995.

The costs of $146,250 incurred by the Fund in connection with the issuance of the Notes are deferred and amortized on a straight-line basis over the term of the Notes.


NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

a. Security Valuation: Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Other securities, for which market quotations are readily available, are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Trustees.

The fair values of securities restricted as to resale, if any, are determined following procedures established by the Board of Trustees.

b. Investment Income, Expenses and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount is amortized as required by the Internal Revenue Code.

c. Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

d. Income Taxes: The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required.

e. Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions and the difference between the amounts of dividends, and interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates.

f. Repurchase Agreements: The Fund may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Fund based on its pro-rata interest.

In a repurchase agreement, the Fund purchases a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Fund to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Fund's custodian and held until resold to the dealer or bank. At September 29, 1995, the outstanding joint repurchase agreement held by the Fund had been entered into on that date.


NOTE 4 - DISTRIBUTIONS AND CAPITAL LOSS CARRY FORWARDS

At March 31, 1995, for tax purposes, the Fund had accumulated net realized capital gains of $69,048. For tax purposes, the aggregate cost of securities and unrealized appreciation of the Fund are the same as for financial statement purposes at September 30, 1995.


NOTE 5 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., under the terms of an agreement, provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed weekly and payable monthly at an annualized rate of .85% of the Fund's average weekly net assets (total assets less liabilities other than the principal amount of the Notes). Fees incurred by the Fund pursuant to this agreement aggregated $317,663 the six months ended September 30, 1995. Certain officers and Trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc., a wholly owned subsidiary of Franklin Resources, Inc.


NOTE 6 - TRUST SHARES

At September 30, 1995, there was an unlimited number of shares of $.01 par value authorized. At September 30, 1995, no shares were issued pursuant to the Fund's Dividend Reinvestment Plan; all reinvested dividends were satisfied with previously issued shares purchased in the open market pursuant to such Plan.


NOTE 7 - STATEMENT OF CASH FLOWS

The Fund's financial statements for the six months ended September 30, 1995 include a statement of cash flows in compliance with SFAS 102. Cash provided from operations differs from net investment income because of amortization of bond discount, amortization of note issuance costs, bonds paid-in-kind, stock dividends and year-end income and expense accrual changes amounting to $382,005.


NOTE 8 - RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933. The Fund may purchase restricted securities through a private offering, and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Fund values these restricted securities as disclosed in Note 3. At September 30, 1995, the Fund held the following restricted security representing .15% of the Fund's net assets:


                                                                                              Acquisition
 Unit   Security                                                                                  Date         Cost         Value
   1    PG Partners I,  L.P. ............................................................       3/31/93       $47,572      $90,480


NOTE 9 - RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Fund values these securities as disclosed in Note 3. At September 30, 1995, the Fund held 144A securities with a value aggregating $3,678,228, representing 6.07% of the Fund's net assets. See the accompanying Statement of Investments in Securities and Net Assets for specific information as to such securities.


NOTE 10 - CREDIT RISK AND DEFAULTED SECURITIES

Although the Fund has a diversified portfolio, 58.63% of its portfolio is invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accompanied by a greater degree of credit risk, and such lower quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 1995, the Fund held one defaulted security issued by one company with a value aggregating $372,500 representing 0.6% of the Fund's net assets. For information as to specific securities, see the accompanying statement of investments in securities and net assets.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.


NOTE 11 - FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from the information provided in the financial statements and market price data for the Fund's shares.



                                                  Six months ended                         Year ended March 31,
                                                 September 30, 1995      1995         1994         1993         1992         1991
                                                    ------------        ------       -------      -------      -------      ------
Per Share Operating Performance:
Net asset value, beginning of year...........        $  9.60           $ 9.97       $11.38       $10.15       $ 8.60       $ 8.61
                                                    ------------        ------       -------      -------      -------      ------
 Net investment income.......................           0.40             0.78         0.84         1.00         0.97         1.08
 Net realized and unrealized gain (loss)
 on securities ..............................           0.734           (0.08)       (0.78)        1.196        1.586       (0.016)
                                                    ------------        ------       -------      -------      -------      ------
Total from investment operations.............           1.134            0.70         0.06         2.196        2.556        1.064
                                                    ------------        ------       ------       ------       ------       ------
Less distributions:
 From net investment income..................          (0.384)          (0.78)       (0.853)      (0.966)      (0.985)      (1.061)
 From net realized capital gains.............            --             (0.282)      (0.617)      --           --           (0.013)
 In excess of net investment income..........            --             (0.008)      --           --           (0.021)      --
                                                    ------------        ------       -------      -------      -------      ------
Total distributions..........................          (0.384)          (1.07)       (1.47)       (0.966)      (1.006)      (1.074)
                                                    ------------        ------       -------      -------      -------      ------
Net asset value, end of year.................         $10.35           $ 9.60       $ 9.97       $11.38       $10.15       $ 8.60
                                                    ============        ======       =======      =======      =======      ======
Market value per share, end of year1.........        $  9.25           $ 8.75       $ 9.75       $10.625      $ 9.75       $ 8.00
                                                    ============        ======       =======      =======      =======      ======
Total Investment Return:
 Based on market value per share2............          10.18%            1.46%        5.47%       19.72%       35.93%       11.25%
Ratios to Average Net Assets:
 Expenses....................................           2.62%+           3.00%        2.90%        2.99%        3.21%        3.43%
 Net investment income.......................           6.25%+           6.37%        6.00%        7.51%        7.64%        9.79%
Supplemental Data
 Net assets at end of year
  (000's omitted)............................     $60,635             $56,230      $58,391      $66,657      $59,470      $50,356
 Portfolio turnover rate.....................          20.16%           29.77%       28.90%       41.22%       22.19%       26.07%
 Total debt outstanding at end of year
  (000's omitted)............................     $16,000              $16,000      $15,974      $15,926      $15,878      $15,829
 Net asset coverage per $1,000 of debt.......    $  3,790              $ 3,514      $ 3,655      $ 4,185      $ 3,745      $ 3,181

NOTE 11 - FINANCIAL HIGHLIGHTS (cont.)

(For Notes outstanding throughout each year)

                                      Face of         Average Monthly     Average Monthly      Average Monthly
                       Year      Notes Outstanding     Face of Notes     Number of Shares      Notes Per Share
                       Ended        End of Year         Outstanding         Outstanding        During the Year

                      1991          16,000,000          16,000,000           5,857,600              2.73
                      1992          16,000,000          16,000,000           5,857,600              2.73
                      1993          16,000,000          16,000,000           5,857,600              2.73
                      1994          16,000,000          16,000,000           5,857,600              2.73
                      1995          16,000,000          16,000,000           5,857,600              2.73
                      19953         16,000,000          16,000,000           5,857,600              2.73

+Annualized.
1Based on last sale on the New York Stock Exchange.
2Total return measures the change in value of an investment. It reflects the change in market value of the capital shares and assumes reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan as stated in the Prospectus.
3For the six months ended September 30, 1995.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.